Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officer of Chubb Limited (the Corporation) hereby certifies that the Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, fully complies with the applicable reporting requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: October 28, 2026	/s/ Evan G. Greenberg
Evan G. Greenberg
Chairman and Chief Executive Officer